UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 23, 2007
Commission file number 000-04689
Pentair, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 23, 2007, the Board of Directors of Pentair, Inc. (the “Company”) appointed Jerry W. Burris, 44, to the Company’s Board of Directors. Burris is president of Barnes Industrial, a global precision components business within Barnes Group Inc. Burris will stand for election at Pentair’s annual meeting of shareholders in May 2008. At the time of his appointment, Burris was not appointed to any Committee of the Board of Directors and there was no expectation concerning such appointment.
A press release on this subject was issued on October 26, 2007 and is filed herewith as Exhibit 99.1 and incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
      Not applicable.
(b) Pro Forma Financial Information
      Not applicable.
(c) Shell Company Transactions
      Not applicable
(d) Exhibits
      The following exhibits are provided as part of the information filed under Item 5.02 of this Current Report on Form 8-K:

Exhibit	Description
99.1	Pentair, Inc. press release dated October 26, 2007 announcing the appointment of Jerry W. Burris to the Board of Directors of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 26, 2007.

PENTAIR, INC. Registrant
By /s/ John L. Stauch
John L. Stauch
Executive Vice President and Chief Financial Officer (Chief Accounting Officer)

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated October 26, 2007

Exhibit
Number	Description
99.1	Pentair, Inc. press release dated October 26, 2007 announcing the appointment of Jerry W. Burris to the Board of Directors of the Company.